EXHIBIT 25.1
                                                                    ____________

________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           __________________________

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                     a Trustee Pursuant to Section 305(b)(2)

             _______________________________________________________

                         U.S. BANK NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

                                   31-0841368
                       I.R.S. Employer Identification No.


                  180 East Fifth Street
                St. Paul, Minnesota                            55101
         (Address of principal executive offices)            (Zip Code)


                                   Fonda Hall
                         U.S. Bank National Association
                        550 South Hope Street, Suite 500
                              Los Angeles, CA 90071
                                 (213) 533.8765
            (Name, address and telephone number of agent for service)

                          UNIFIED WESTERN GROCERS, INC.
                     (Issuer with respect to the Securities)
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
                        California                                             95-0615250
(State or other jurisdiction of incorporation or organization)     (I.R.S. Employer Identification No.)


                    5200 Sheila Street
                       Commerce, CA                                               90040
         (Address of Principal Executive Offices)                               (Zip Code)

                  Subordinated Patronage Dividend Certificates

                       (Title of the Indenture Securities)

________________________________________________________________________________

                                    FORM T-1
                                    ________

Item 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

         a) Name and address of each examining or supervising authority to which it is subject.

                           Comptroller of the Currency
                           Washington, D.C.

         b) Whether it is authorized to exercise corporate trust powers.

                           Yes

Item 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.

                  None

Items 3-15        Items 3-15 are not applicable because to the best of the
                  Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

Item 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

         1. A copy of the Articles of Association of the Trustee.*

         2. A copy of the certificate of authority of the Trustee to commence business.*

         3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

         4. A copy of the existing bylaws of the Trustee.*

         5. A copy of each Indenture referred to in Item 4. Not applicable.

         6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

         7. Report of Condition of the Trustee as of December 31, 2001, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.



         * Incorporated by reference to Registration Number 333-67188.


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


                                      NOTE

         The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.



                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Los Angeles, State of California on the 5th day of February 2003.

                                                 U.S. BANK NATIONAL ASSOCIATION



                                                 By: /s/  Fonda Hall
                                                     ___________________________
                                                     Fonda Hall
                                                     Vice President



By:      /s/ Gonzalo Urey
         ____________________________
         Gonzalo Urey
         Assistant Vice President



















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



                                    Exhibit 6
                                    _________

                                     CONSENT

         In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.



Dated:  February 6, 2003




                                                 U.S. BANK NATIONAL ASSOCIATION



                                                 By: /s/  Fonda Hall
                                                     ___________________________
                                                     Fonda Hall
                                                     Vice President



By:      /s/ Gonzalo Urey
         ____________________________
         Gonzalo Urey
         Assistant Vice President





















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



                                    Exhibit 7
                                    _________

                         U.S. Bank National Association
                        Statement of Financial Condition
                                 As of 9/30/2002

                                    ($000's)

     Assets                                                           9/30/2002
                                                                   _____________
              Cash and Due From Depository Institutions              $8,809,794
              Federal Reserve Stock                                           0
              Securities                                             28,156,313
              Federal Funds                                             975,986
              Loans & Lease Financing Receivables                   111,491,144
              Fixed Assets                                            1,357,049
              Intangible Assets                                       8,242,263
              Other Assets                                            7,510,862
                                                                   _____________
                       Total Assets                                $166,543,411

     Liabilities
              Deposits                                             $112,901,360
              Fed Funds                                               2,319,887
              Treasury Demand Notes                                           0
              Trading Liabilities                                       285,504
              Other Borrowed Money                                   20,829,386
              Acceptances                                               137,242
              Subordinated Notes and Debentures                       5,696,195
              Other Liabilities                                       5,198,418
                                                                   _____________
              Total Liabilities                                    $147,367,992

     Equity
              Minority Interest in Subsidiaries                        $990,010
              Common and Preferred Stock                                 18,200
              Surplus                                                11,312,077
              Undivided Profits                                       6,855,132
                                                                   _____________
                       Total Equity Capital                         $19,175,419

     Total Liabilities and Equity Capital                          $166,543,411
     ___________________________________________________________________________

     To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

     U.S. Bank National Association

     By:     /s/ Fonda Hall
             __________________________
             Vice President

     Date:  February 6, 2003

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